UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 29, 2022 (April 25, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

MCA Westover Hills Operating Company, LLC (“MCA”), a subsidiary of Clearday, Inc. (“Clearday” or the “Company”), entered into two agreements with an institutional lender (“Funder”) to provide an aggregate net amount of $199,500 of financing. We used the net proceeds of this financing for our businesses including the deployment of robotic service and the development of other products and services in our Clearday Labs.

Each agreement is Revenue Purchase and Security Agreement and Guaranty of Performance (a “Revenue Purchase Agreement”) with the Funder. One agreement is dated as of April 25, 2022 and the other is dated as of April 27, 2022. Under each Revenue Purchase Agreement, MCA sold to Funder a specified percentage of its future receipts (as defined by the Revenue Purchase Agreements), which include the future resident revenues in the Westover Hills residential care facility owned by MCA. An aggregate purchased amount of such future receipts of $284,550 was sold for an aggregate amount of $210,000, less origination and other fees, which resulted in a net aggregate amount of $199,500 that received by MCA. Funder has specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account of approximately $8,463 per week. Each Revenue Purchase Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan. Each Revenue Purchase Agreement provides that the title to the sold future receivables is transferred to Funder free and clear of all liens. Each Revenue Purchase Agreement includes customary remedies that may be exercised by Funder upon a default, including payment of attorney fees and costs of collection in the amount of 30% of the then outstanding purchased amount of future receipts and customary provisions regarding, among other matters, representations, warranties and covenants, indemnification, arbitration, governing law and venue and the exercise of remedies upon a breach or default. Each Revenue Purchase Agreement also provides for the grant by MCA of a security interest in the future receivables and other related collateral under the Uniform Commercial Code in accounts and proceeds.

Each Revenue Purchase Agreement includes a Guaranty of Performance (“Guaranty”) which provides for irrevocable, absolute, and unconditional guaranty by James Walesa, the Company’s Chairman and Chief Executive Officer, of all of the of the obligations of MCA under such Revenue Purchase Agreement. Such Guaranty provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of each Revenue Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 and as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Revenue Purchase and Security Agreement and Guaranty of Performance dated as of April 25, 2022 by and among MCA Westover Hills Operating Company, LLC (“MCA”) and Samson MCA LLC including the Guaranty of Performance by James Walesa.
10.2

Revenue Purchase and Security Agreement and Guaranty of Performance dated as of April 28, 2022 by and among MCA Westover Hills Operating Company, LLC (“MCA”) and Samson MCA LLC including the Guaranty of Performance by James Walesa.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated April 29, 2022